UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________ Form 8-K ________________
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022
EASTMAN KODAK COMPANY (Exact name of registrant as specified in its charter)
NEW JERSEY (State or other jurisdiction of incorporation)	1-87 (Commission File Number)	16-0417150 (IRS Employer Identification No.)
343 State Street Rochester, NY 14650 (Address of principal executive offices with zip code)
(585) 724-4000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	KODK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Eastman Kodak Company (the “Company”) was held virtually on May 18, 2022, at 1:00 p.m. ET.  The Company filed its definitive Proxy Statement for the proposals voted upon at the Annual Meeting with the Securities and Exchange Commission on April 6, 2022.  As of March 24, 2022, the record date for the Annual Meeting, there were 78,915,150 shares of common stock and 1,043,629 shares of 5% Series C convertible preferred stock (“Series C Preferred Stock”) issued and outstanding.  Holders of shares of common stock and Series C Preferred Stock vote together as a single class, with holders of common stock having one vote per share and holders of Series C Preferred Stock having 10 votes per share (representing the number of shares of common stock into which each share of Series C Preferred Stock was convertible as of the record date).  Accordingly, a total of 89,351,440 votes were entitled to be cast at the Annual Meeting.  Holders of shares representing an aggregate of 63,829,252 votes were present or represented at the Annual Meeting, constituting a quorum for the transaction of business.

The results of the votes on matters submitted to security holders at the Annual Meeting were as follows:

1.

Shareholders elected each of the Company’s nominees for director to serve a term of one year to expire at the 2023 Annual Meeting of shareholders or until their respective successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
James V. Continenza	39,969,828	665,150	55,085	23,139,189
B. Thomas Golisano	39,817,117	808,755	64,191	23,139,189
Philippe D. Katz	36,196,306	4,432,574	61,183	23,139,189
Kathleen B. Lynch	40,019,924	605,853	64,286	23,139,189
Jason New	39,755,596	848,041	66,426	23,139,189
Darren L. Richman	40,026,363	599,299	64,401	23,139,189
Michael E. Sileck, Jr.	40,049,289	577,577	63,197	23,139,189

2.	Shareholders approved, through an advisory vote, the compensation of the Company’s Named Executive Officers (as set forth in the definitive Proxy Statement), as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,880,625	1,704,371	105,067	23,139,189

3.	Shareholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm to serve a one-year term, as set forth below:

Votes For	Votes Against	Abstentions
63,418,518	275,910	134,824

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By:	/s/ Roger W. Byrd
Roger W. Byrd
General Counsel, Secretary and Senior Vice President

Date: May 23, 2022

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